Exhibit No. 2.2

                           Amendment to Joint Venture
                            Asset Transfer Agreement


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                           Amendment to Joint Venture
                            Asset Transfer Agreement


Reference is hereby made to Section 11.1 of the Joint Venture Asset Transfer Agreement dated as of September 8, 1993 (the "Agreement") among ICC Technologies, Inc., ICC Desiccant Technologies, Inc., Engelhard Corporation and Engelhard DT, Inc., pursuant to which Engelhard may extend the Termination Date (as defined in the Agreement) to March 1, 1994 by giving written notice to such extension (which Engelhard has done) and by making a loan to ICC by December 31, 1993. The parties hereby agree that Section 11.1 of the Agreement is hereby amended to extend the date by which Engelhard must make such loan to January 15, 1994. Except as amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed in its name and on its behalf, all as of December 20, 1993.



                                    ICC TECHNOLOGIES, INC.
                                    By:   /s/ Irwin Gross
                                       -------------------------------
                                    Name: Irwin Gross
                                    Title: Chairman

                                    ICC DESICCANT TECHNOLOGIES, INC.
                                    By:   /s/ Irwin Gross
                                       -------------------------------
                                    Name: Irwin Gross
                                    Title: Chairman

                                    ENGELHARD CORPORATION
                                    By:  /s/ R.J. SCHAFFHAUSER
                                       -------------------------------
                                    Name: R.J.Schaffhauser
                                    Title: Vice President

                                   ENGELHARD DT, INC.
                                   By:  /s/ R.J. SCHAFFHAUSER
                                       -------------------------------
                                   Name: R.J.Schaffhauser
                                   Title: Vice President